Exhibit 99.1

Global Net Lease First Quarter 2026 Investor Presentation Pictured: Home Depot in Lake Park, Georgia

Forward Looking Statements This presentation contains statements that are not historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the timing, ability to consummate and consideration related to our anticipated acquisitions and dispositions, the intent, belief or current expectations of us, our operating partnership and members of our management team, our business and growth strategies, and our investment and financing activities, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “potential,” “predicts,” “plans,” “intends,” “would,” “could,” “should” or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of our control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the risks that any potential future acquisition, including the Modiv acquisition, or disposition by us is subject to market conditions, capital availability and timing considerations and may not be identified or completed on favorable terms, or at all. Some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward-looking statements are set forth under “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures about Market Risk” sections in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 25, 2026, our Quarterly Reports on Form 10-Q, our periodic reports on Form 8-K and our other filings with SEC as such risks, uncertainties and other important factors may be updated from time to time in our subsequent reports. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Projections This presentation also includes estimated projections of future operating results. These projections are not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong. All such statements, including but not limited to estimates of value accretion, synergies, run-rate or annualized figures and results of future operations after making adjustments to give effect to assumed future operations reflect assumptions as to certain business decisions and events that are subject to change. As a result, actual results may differ materially from those contained in the estimates. Accordingly, there can be no assurance that the estimates will be realized, or that the projections described in this presentation will be realized at all. This presentation also contains estimates and information concerning our industry and tenants, including market position, market size and growth rates of the markets in which we operate, that are based on industry publications and other third-party reports. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures about Market Risk” sections of our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, our periodic reports on Form 8-K and all of our other filings with the SEC, as such risks, uncertainties and other important factors may be updated from time to time in our subsequent reports. Credit Ratings A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each rating agency has its own methodology of assigning ratings and, accordingly, each rating should be evaluated independently of any other rating. Q1'26 Investor Presentation 2

Acquisition of Modiv Industrial

Transaction Rationale & Strategic Benefits Q1'26 Investor Presentation 4 Acquisition of Modiv Industrial 1. Metric based on square feet as of December 31, 2025, adjusted for Modiv’s previously disclosed disposition of Northrop Grumman and Kalera. 2. Metric based on Annual Base Rent as of December 31, 2025, adjusted for Modiv’s previously disclosed disposition of Northrop Grumman and Kalera. 3. Investment Grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant's obligation under the lease) or by using a proprietary Moody's analytical tool, which generates an implied rating by measuring a company's probability of default. The term "parent" for these purposes includes any entity, including any governmental entity, owning more than 50% of the voting stock in a tenant or a guarantor. Based on Annual Base Rent and as of December 31, 2025, Modiv’s portfolio was 23% actual investment grade rated, and 22% implied investment grade rated. Immediate Earnings Accretion with Attractive Embedded Synergies ▪ Transaction is expected to be immediately 4% accretive to AFFO per share ▪ Expected to result in the elimination of duplicative G&A expenses and other cost synergies, totaling $6 million of identified synergies expected to be captured annually Leverage-Neutral Transaction Maintains Balance Sheet and Liquidity Strength ▪ All-stock transaction was structured to be leverage neutral, requiring no new external capital to complete the transaction ▪ The transaction structure preserves balance sheet strength and financial flexibility, positioning GNL to invest in strategic growth initiatives and continue driving down leverage over the long-term High-Quality Industrial Net Lease Portfolio ▪ GNL will be acquiring a high-quality net lease portfolio concentrated in mission-critical industrial assets, supported by an attractive weighted average lease term of 15.0 years(1) and 2.4% average annual rent escalations(2) ▪ Long-duration lease profile extends GNL’s weighted average lease term from 5.9 years in Q1’26 to 6.7 years(1) on a pro forma basis, enhancing both portfolio durability and cash flow visibility Strengthened Portfolio Quality & Diversification ▪ Acquisition further strengthens GNL’s overall portfolio mix by significantly increasing exposure to high-quality mission-critical industrial assets while meaningfully reducing office concentration ▪ The portfolio features a well-recognized tenant base of leading global brands, with 45% of annual base rent derived from investment-grade rated tenants(3) Enhanced Platform to Support Long-Term Growth and Shareholder Value ▪ The acquisition will enhance GNL’s overall scale, diversification, and capital flexibility, anticipated to position the Company’s platform to efficiently access capital, pursue strategic investments, and support sustainable long-term growth and value creation +4% AFFO Accretion 0.0x Additional Leverage 2.4% Average Annual Rent Escalation 45% Investment-Grade Tenants $5B+ Pro Forma Platform

Transaction Structure • Global Net Lease, Inc. (“GNL”) to acquire Modiv Industrial Inc. (“MDV”) in all-stock transaction • Transaction valued at enterprise value of approximately $535 million • GNL intends to fully repay all of Modiv’s existing balance sheet debt and pay off Modiv’s preferred stock using its Revolving Credit Facility and cash on hand, requiring no new external capital to complete the transaction • Post-closing, existing GNL stockholders are expected to own approximately 89% of the combined company and Modiv stockholders are expected to own approximately 11% Consideration • Holders of Modiv common stock and operating partnership units (“OP Units”) will receive 1.975 newly-issued shares of GNL common stock or OP Units for each share of Modiv common stock or OP Unit they hold at closing of the transaction, representing a total consideration of approximately $18.82 per Modiv share based on GNL’s closing share price as of May 1st, 2026 ◼ $18.82 implied offer price represents a 17% premium to Modiv’s closing share price on May 1st, 2026, the last full trading day prior to the transaction announcement ◼ 28% premium to Modiv’s unaffected share price prior to its January 20th, 2026 strategic update • $43 million of MDV Series A Cumulative Redeemable Perpetual Preferred Stock to be redeemed at liquidation preference • Planned repayment of all outstanding MDV debt, including $250 million of unsecured bank debt and $24 million of mortgage debt Management and Board of Directors • Following the transaction, there are no anticipated changes to GNL’s executive management team or Board of Directors Expected Close • Transaction is expected to close in Q3’26, subject to customary closing conditions, including the approval of Modiv stockholders. No approval of GNL shareholders is required Transaction Overview Q1'26 Investor Presentation 5 Acquisition of Modiv Industrial Note: Market data as of May 1, 2026.

Top Ten Portfolio Tenants Tenant Property Type Industry Credit Ratings WALT (Years) % of Total ABR Industrial Infrastructure Implied Ba1 21.0 14.3% Retail Automotive Dealership Implied Baa2 20.8 10.8% Government Government Aa2 8.7 7.0% Industrial Technology A2(3) 9.9 6.7% Industrial Aerospace Implied Ba2 6.7 6.4% Industrial Infrastructure Implied Ba3 17.7 5.1% Industrial Industrial Products A3 8.3 5.0% Industrial Food Manufacturing Implied A2 7.4 4.5% Industrial Machinery Implied Ba2 17.0 4.1% Industrial Energy Implied B3 17.1 3.9% Modiv Portfolio Summary Q1'26 Investor Presentation 6 Acquisition of Modiv Industrial 98% Properties 40 Square Feet 4.2M Occupancy 14 States 26 Tenants 15.0 yrs WALT 2.4% IG Tenants(1) 100% Contractual Rent Increases(2) 45% Average Annual Rental Increase(2) Note: Portfolio metrics as of December 31, 2025, adjusted for Modiv’s previously disclosed disposition of Northrop Grumman and Kalera. 1. Refer to Investment Grade definition included in the footnotes on slide 4. 2. Metric based on Annual Base Rent as of December 31, 2025, adjusted for Modiv’s previously disclosed disposition of Northrop Grumman and Kalera. 3. Represents credit rating of parent company Fujifilm. Complementary high-quality industrial net lease assets enhance GNL’s existing mission-critical industrial portfolio FL TX AZ UT CO MN MI IL OH SC NC PA NY CA Market Presence Geographically well-diversified portfolio, providing exposure to key industrial markets across the United States and enhancing overall portfolio resilience and stability

0.0% 3.0% 2.0% 4.0% 2.0% 91.0% 2026 2027 2028 2029 2030 2031+ Modiv’s attractive lease maturity schedule will extend GNL’s pro forma WALT to 6.7 years(2), an increase from 5.9 years in Q1’26 Long-Dated, Well Laddered Lease Maturities Q1'26 Investor Presentation 7 Acquisition of Modiv Industrial MDV's extended portfolio WALT of 15.0 years would meaningfully extend GNL’s WALT and enhance portfolio durability and cash flow visibility 1. Metric based on square feet as of December 31, 2025, adjusted for Modiv’s previously disclosed disposition of Northrop Grumman and Kalera. 2. Pro forma metric based on square feet. 3. Metric based on Annual Base Rent as of December 31, 2025, adjusted for Modiv’s previously disclosed disposition of Northrop Grumman and Kalera. 15.0 Years Weighted Average Lease Term(1) 2.4% Average Annual Rental Increase(3) >90% of Portfolio ABR Expires After 2030

Pro forma GNL enhanced through the acquisition of MDV’s pure-play, single-tenant industrial portfolio Enhanced Portfolio Composition Q1'26 Investor Presentation 8 Acquisition of Modiv Industrial Note: Portfolio metrics as of December 31, 2025, adjusted for Modiv’s previously disclosed disposition of Northrop Grumman and Kalera. 1. Metric based on square feet. 2. Pro forma metric based on annualized SLR for GNL and Annual Base Rent for MDV. 3. GNL and MDV % IG tenants includes both actual and implied credit rating. Su Total Pro Forma Portfolio Number of Properties 809 + 40 849 Number of States 48 + 14 48 Square Feet (millions) 40.3 + 4.2 44.5 Industrial / Retail / Office 47% / 27% / 26% 82% / 11% / 7% 50% / 26% / 24% % Leased(1) 97% + 98% 97% WALT(1) 5.9 Years + 15.0 Years 6.7 Years Percent IG Rated Tenants(2)(3) 64% + 45% 63% Contractual Rent Increases(2) 87% + 100% 88% Average Annual Rent Increase(2) 1.5% + 2.4% 1.6%

First Quarter 2026 Investor Presentation

Continued Execution of Strategic Goals in Q1’26 Year-to-date $132 closed plus disposition pipeline(1), of which 68% is comprised of office sales, further advancing the Company’s strategic initiative to reduce its office exposure; sales include $38 million of occupied assets closed or under contract at a 7.9% cash cap rate(2), with the remaining dispositions primarily consisting of vacant assets that the Company expects to eliminate over $1 million of annualized NOI drag Q1'26 Investor Presentation 10 Q1 2026 in Review $132MYTD Closed + Disposition Pipeline $1.3B 5.1% YoY Decrease in Annualized G&A Expense Through its strategic disposition plan, GNL has successfully reduced its Net Debt balance by $1.3 billion, significantly strengthening its balance sheet, lowering cost of capital, enhancing financial flexibility and serving as a platform to support strategic initiatives and sustainable performance GNL continues to showcase strong asset management capabilities through robust leasing activity, achieving a 5.1% renewal spread, highlighted by a 10.8% spread on a Tractor Supply renewal and a 9.0% spread on a FedEx distribution facility, further highlighting the mission-critical nature of its portfolio and the attractive mark-to-market opportunities it offers Following the successful repositioning of the portfolio, including the $1.8 billion multi-tenant portfolio sale, GNL reduced its annualized G&A expense by 25% year-over-year to $49 million from $65 million in Q1’25, driven by portfolio simplification and operational efficiencies GNL continues to deliver consistent results, reflecting the Company’s disciplined execution of its strategic initiatives 1. Year-to-date disposition pipeline totaling $132 million as of May 1, 2026. Closed plus active disposition pipeline includes $75 million of closed sales and $57 million under signed purchase and sale agreements (“PSA”). There can be no assurances that the transactions under such PSA will be consummated on the above terms, if at all. 2. Excludes dark properties. 25% Decrease in Net Debt Since Q1’25 Q1’26 Renewal Leasing Spread

Q1’25 Q1’26 Positive Impact on Portfolio/Operating Metrics A Year of Significant Improvements Q1'26 Investor Presentation 11 Q1 2026 in Review GNL's non-core disposition program, highlighted by the Multi-Tenant Retail Portfolio Sale, targeted assets with below-average lease terms and lower-credit tenancy. The sale elevated portfolio quality and accelerated deleveraging, positioning GNL for durable, long-term earnings growth. Enhanced Cash Flow Through Simplified Portfolio % IG Rated Tenants(1) 60% 64% Stronger Tenant Credit Quality Through Strategic Portfolio Optimization Portfolio Occupancy 95% 97% Proactive Asset Management Leading to Incremental Value Within GNL’s Portfolio Office Occupancy 95% 99% Annualized G&A Expense $65M $49M Capital Expenditures $9.8M $1.6M Outstanding Debt Balance $3,868M $2,564M +400bps +200bps +400bps ($16M) ($8.2M) ($1,304M) 1. Metric based on Annualized SLR as of March 31, 2025 and 2026. Refer to Investment Grade Rating definition included in the footnotes on slide 15. Greater Financial Flexibility with Reduced Debt Service Costs Mission-Critical Office Assets Anchoring Portfolio Stability Increased Cash Flow Generation from a Streamlined Platform

Track Record of Delivering on Strategic Goals Q1'26 Investor Presentation 12 Successful Disposition Program Since launching its disposition program, GNL has completed approximately $3.5 billion in sales, highlighted by the $1.8 billion Multi-Tenant Retail Portfolio sale, which accelerated debt reduction efforts and materially strengthened the balance sheet and portfolio Significant Leverage Reduction By strategically deploying proceeds from non-core asset sales toward accelerated debt paydown, GNL reduced its net debt balance by $1.3 billion, from $3.7 billion in Q1'25 to $2.4 billion in Q1'26, significantly strengthening the balance sheet and enhancing financial flexibility Accretive Share Repurchase Program GNL deploys a portion of net proceeds from non-core asset sales to accretively repurchase shares, having repurchased 19.7 million shares for $158 million at a weighted average price of $8.05(1) Execution Track Record GNL undertook a broad set of actions that collectively repositioned the Company – elevating overall quality through a more streamlined portfolio, a materially lower leverage profile, enhanced liquidity and improved credit metrics 1. Represents share repurchases from January 1, 2025 through May 1, 2026.

` Q1'26 Investor Presentation 13 Execution Track Record Achieved 5.1% Renewal Leasing Spread GNL continued to showcase its strong asset management capabilities through robust leasing activity, achieving a 5.1% renewal spread in Q1’26 by taking a proactive approach with tenants, while further highlighting the mission-critical nature of its portfolio and the attractive mark-to-market opportunities it offers Refinanced Revolving Credit Facility GNL successfully executed a $1.8 billion refinancing of its Revolving Credit Facility, delivering an immediate 35 basis point reduction in interest rate spread, boosting liquidity and extending the Company’s weighted average debt maturity, providing greater financial flexibility Lowered G&A Expense and Capex Through the $1.8 billion sale of its Multi-Tenant Retail Portfolio, GNL has successfully repositioned itself as a pure-play single-tenant net lease REIT, enabling a reduction in G&A expenses and a material decrease in capital expenditures as operations were streamlined Track Record of Delivering on Strategic Goals (Cont’d) GNL Management executed a disciplined strategy designed to reposition GNL’s path forward, generate measurable balance sheet and portfolio improvements, and meaningfully expand strategic flexibility heading into the next phase of growth

Shifting Focus to Growth ▪ Shifting from a deleveraging and disposition-driven strategy to accretive recycling of capital to drive earnings growth ▪ Maintain a disciplined approach toward capital allocation and leverage What’s Ahead in 2026 1 2 3 Selectively Sell Assets with a Focus on Reducing Office Exposure ▪ Currently under contract to sell a 33,000-square-foot GSA office property for $13 million at a 7.2% cash cap rate ▪ Sold a vacant office property for $45 million in Q1’26, eliminating over $1 million of annualized negative NOI drag Redeployment of Sale Proceeds Into Accretive Acquisitions ▪ GNL is currently under contract to acquire a 100,000-square-foot single-tenant industrial asset occupied by a Fortune 50 investment-grade tenant for $14 million at an 8.2% cash cap rate Q1'26 Investor Presentation 14 2026 Strategic Priorities Reaffirmed 2026 Financial Guidance $0.80 – $0.84 AFFO per Share(1) 6.5x – 6.9x Net Debt to Adjusted EBITDA(1)(2) $250M – $350M Gross Transaction Volume(3) 1. We do not provide guidance on net income. We only provide guidance on AFFO per share and our Net Debt to Adjusted EBITDA ratio and do not provide reconciliations of this forward-looking non-GAAP guidance to net income per share or our debt to net income due to the inherent difficulty in quantifying certain items necessary to provide such reconciliations as a result of their unknown effect, timing and potential significance. Examples of such items include impairment of assets, gains and losses from sales of assets, and depreciation and amortization from new acquisitions and other non-recurring expenses. 2. Adjusted EBITDA annualized based on forecasted Adjusted EBITDA for the quarter ended December 31, 2026 multiplied by four. Annualized figures based on assumed future operations that reflect assumptions as to certain business decisions and events that are subject to change. There can be no assurance that these annualized figures will prove to be accurate. 3. 2026 full year guidance based on gross transaction volume of $250 million and $350 million, inclusive of both dispositions and acquisitions.

U.S. / Canada 74% Europe 26% Geographic Distribution Global Portfolio of Mission-Critical Assets Q1'26 Investor Presentation 15 Real Estate Portfolio Overview 809 Properties Industrial & Distribution 47% Office 26% Retail 27% Annualized SLR by Segment 40M Square Feet 97% Occupancy 5.9 Years Weighted Average Remaining Lease Term(1) 87% Contractual Rent Increases(2) 64% Investment Grade Tenants(1)(3) Note: Portfolio metrics as of March 31, 2026. 1. Metric calculated based on annualized SLR as of March 31, 2026. 2. The percentage of leases with rent increases is based on straight line rent as of March 31, 2026. Refer to SLR definition included in the footnotes on slide 18. Contractual cash base rent increases average 1.5% per year and include fixed percent or actual increases, or country CPI-indexed increases, which may include certain floors or caps on rental increases. As of March 31, 2026, and based on straight-line rent, approximately 62.3% are fixed-rate increases, 20.1% are based on the Consumer Price Index, 4.3% are based on other measures and 13.3% do not contain any escalation provisions. 3. As used herein, Investment Grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant's obligation under the lease) or by using a proprietary Moody's analytical tool, which generates an implied rating by measuring a company's probability of default. The term "parent" for these purposes includes any entity, including any governmental entity, owning more than 50% of the voting stock in a tenant or a guarantor. Based on annualized SLR and as of March 31, 2026, GNL's portfolio was 33.5% actual investment grade rated and 30.9% implied investment grade rated. Fully-integrated, internally managed platform with a strategically assembled single-tenant portfolio

Earnings Summary ($MM) Revenue from Tenants $109.3 Net loss Attributable to Common Stockholders ($16.0) NOI(1) $96.4 Cash NOI(1) $96.8 Adjusted Funds from Operations (AFFO)(1) $43.9 Adjusted Funds from Operations (AFFO)(1) per Share $0.21 Weighted Average Diluted Shares Outstanding 214.0 Debt Capitalization ($MM) Total Secured Debt $1,274 3.75% Senior Notes $500 4.50% Senior Notes $500 Revolving Credit Facility $290 Total Unsecured Debt $1,290 Total Debt $2,564 Interest Coverage Ratio(2) 3.0x Weighted Average Interest Rate Cost(3) 4.1% Q1 2026 Financial Highlights Q1'26 Investor Presentation 16 Financial Foundation 1. AFFO, Adjusted EBITDA, NOI and Cash NOI are non-GAAP financial measures, see Non-GAAP Financial Measures in the Appendix. 2. The interest coverage ratio is calculated by dividing actual adjusted EBITDA for Q1 2026 by cash paid for interest (calculated based on interest expense less the non-cash portion of interest expense). 3. Weighted-average interest rate cost is based on the outstanding principal balance. 4. Represents total debt outstanding of $2.6 billion, less cash and cash equivalents of $125.5 million. 5. Excludes the effect of discounts and deferred financing costs, net. 6. Gross asset value is defined as total assets plus accumulated depreciation and amortization as of March 31, 2026. 7. Liquidity includes $785.6 million of availability under the Revolving Credit Facility and $125.5 million of cash and cash equivalents as of March 31, 2026. GNL's Q1 2026 AFFO per Share was $0.21, driven by lower G&A expense in the quarter. GNL remains confident in its performance and reaffirms its 2026 AFFO per Share Guidance Range of $0.80 – $0.84. $2,439 Net Debt(4)(5) $5,129 Gross Asset Value(6) 7.2x Net Debt(4)(5) to Adjusted EBITDA(1) $911 Liquidity(7) 47.6% Net Debt(4)(5) / Gross Asset Value(6) 99% Fixed Rate Debt

$94 $131 $271 $645 $133 $290 $500 $500 2026 2027 2028 2029 2030 Thereafter Well-Laddered Debt Maturities Mortgage Debt Revolving Credit Facility Senior Notes Proactive Balance Sheet Management Strategic Focus: ▪ Maintain Improved Leverage Levels As GNL enters the next phase of its corporate strategy focused on durable earnings growth, the Company intends to execute this transition through a disciplined, balanced approach to capital allocation while maintaining financial flexibility ▪ Reduce Cost of Capital Continue to manage borrowings efficiently under the Revolving Credit Facility to take advantage of its lower interest rate spreads across currencies, generating approximately 170 basis points of interest rate savings(7) ▪ Further Strengthen Capital Structure GNL continues to actively monitor the overall bond market as it evaluates the opportunity for a potential investment-grade bond issuance Q1'26 Investor Presentation 17 Financial Foundation $911M Liquidity(4) $1.5B Capacity on Revolving Credit Facility 7.2x Net Debt(2)(3) to Adjusted EBITDA(1) BBB-Fitch Corporate Rating Since Q1’25, Reduced Net Debt(2)(3) by $1.3B 1. Adjusted EBITDA is a non-GAAP measure, see Non-GAAP Financial Measures in the Appendix. 2. Represents total debt outstanding of $2.6 billion, less cash and cash equivalents of $125.5 million. 3. Excludes the effect of discounts and deferred financing costs, net. 4. Liquidity includes $785.6 million of availability under the Revolving Credit Facility and $125.5 million of cash and cash equivalents as of March 31, 2026. 5. Excludes the effect of discounts and deferred financing costs, net. Current balances as of March 31, 2026 are shown in the year the debt matures. 6. Assumes GNL exercises its two 6-month extension options on its Revolving Credit Facility. 7. Based on rates as of March 31, 2026. (5) (6)

Global Presence. Durable Portfolio. Total Portfolio Industrial and Distribution Retail Office Number of Properties 809 185 + 573 + 51 Square Feet (millions) 40.3 28.2 + 6.5 + 5.5 SLR(1) (millions) $403 $187 (47%) + $109 (27%) + $106 (26%) U.S. | Europe Exposure%(2) 74% | 26% 83% | 17% 83% | 17% 50% | 50% % Leased(3) 97% 97% + 97% + 99% WALT(2) 5.9 Years 6.0 Years + 6.7 Years + 4.2 Years Percent IG Rated Tenants(2)(4) 64% 65% + 48% + 80% Rent Escalations(2) 87% 92% + 77% + 88% Average Annual Rent Increase(2) 1.5% 1.7% + 1.0% + 1.5% Q1'26 Investor Presentation 18 Real Estate Portfolio Note: Portfolio metrics as of March 31, 2026. 1. Calculated as of March 31, 2026, using annualized rent (“SLR”) converted from local currency into USD as of March 31, 2026 for the in-place lease on the property on a straight-line basis, includes tenant concessions such as free rent, as applicable. 2. Metric based on annualized SLR as of March 31, 2026. 3. Metric calculated based on square feet as of March 31, 2026. 4. Refer to Investment Grade Rating definition included in the footnotes on slide 15. GNL’s competitive advantage of having a global presence and diversified portfolio provides flexibility to focus on attractive opportunities in multiple segments and markets that the Company believes will contribute long-term value to GNL shareholders

47% 3% 3% 4% 4% 4% 6% 6% 6% 8% 9% Other Pharmacy Government Discount Retail Aerospace Distribution Consumer Goods Auto Manufacturing Healthcare Freight & Logistics Financial Services Tenant Industry Diversification (% of SLR)(1) 2.1% 2.1% 2.2% 2.3% 2.4% 2.5% 2.9% 2.9% 3.6% 5.7% Top Ten Tenants (% of SLR)(1) Industry-Leading, Credit-Worthy Tenants Q1'26 Investor Presentation 19 Real Estate Portfolio 80.0% Of Top 10 Tenants are Investment-Grade Rated(4) Note: Portfolio metrics as of March 31, 2026. 1. Metric based on annualized SLR as of March 31, 2026. Refer to SLR definition included in the footnotes on slide 18. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 15. 3. “Other” represents the aggregate of all industries with less than three percent exposure. 4. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR percentage of the top ten tenants. High-quality portfolio supported by financially strong, recession-resistant tenants across essential sectors Top ten tenants represent only 29% of SLR with no single tenant accounting for more than 5.7% Actual: Baa2 Actual: Baa2 Implied: Baa3 Actual: Baa1 Actual: Baa1 Actual: Baa3 Actual: Aa3 Actual: Aa1 Actual: Ba2 Represents Investment-Grade Tenant(2) (3) Actual: NR

Global Footprint, Local Execution GNL’s geographically diverse portfolio combines global scale with local expertise. Spanning multiple regions, the Company believes its positioned to respond to unique market dynamics, optimize value, and manage risk. GNL engages directly with tenants to support operational needs and long-term objectives, structuring customized solutions that drive stability, sustainable growth, and lasting value. Q1'26 Investor Presentation 20 Real Estate Portfolio United States / Canada | 74.1% of Total SLR Southeast – 18.3% Pacific Southwest – 3.5% Midwest – 24.1% Northeast – 8.2% Mid-Atlantic – 10.4% Pacific Northwest – 0.8% Southwest – 8.1% Canada – 0.7% Europe | 25.9% of Total SLR United Kingdom – 9.7% France – 1.8% Netherlands – 4.6% Channel Islands – 1.5% Finland – 3.5% Luxembourg – 1.5% Germany – 2.7% Italy – 0.6% Note: Data as of March 31, 2026.

Driving Leasing Momentum Through Active Asset Management Q1'26 Investor Presentation 21 Real Estate Portfolio Q1’26 Single-Tenant Leasing and Renewal Activity New Leases + Renewals Completed 8 Q1 2026 SLR Renewal Spread(1) 5.1% Straight-Line Rent on Renewals $1.6 million Square Feet on Renewals 141,071 Weighted Average Lease Term on Renewals 5.8 Years Executed a 5-year lease renewal with FedEx in Q1'26 at their ~58,000-square-foot distribution facility, with a 9.0% SLR renewal spread Executed a 5-year lease renewal with Tractor Supply in Q1'26 for ~25,000 square feet, with a 10.8% SLR renewal spread Executed two lease renewals with Dollar General in Q1'26 totaling ~18,000 square feet, with an 8.0% SLR renewal spread Leasing activity from1/1/2026 through 3/31/2026. 1. Calculated using Straight-Line Rent.

2.1% 3.4% 7.0% 12.1% 7.1% 38.2% 0.1% 1.6% 2.3% 1.5% 2.1% 8.5% 2.2% 1.9% 1.7% 2.3% 0.6% 5.2% 2026 2027 2028 2029 2030 2031+ Lease Maturity Schedule by Property Type (% of Total SF) Industrial and Distribution Retail Office Attractive Lease Maturity Schedule Q1'26 Investor Presentation 22 Real Estate Portfolio Note: Data as of March 31, 2026. 1. Weighted average remaining lease term in years is based on square feet as of March 31, 2026. 5.9 Years Weighted Average Remaining Lease Term(1) 4.4% 52.0% 6.9% 11.0% 15.9% 9.8% Stable, long-term, single-tenant net leased assets results in a favorable lease maturity schedule

Top Five Industrial & Distribution Tenants Tenant Credit Rating Country % of Total SLR Actual: Baa2 U.S. / Canada 5.7% Actual: Ba2 U.S. / Italy 3.6% Implied: Baa3 U.S. 2.5% Actual: Baa2 U.S. 2.3% Actual: Baa1 U.S. 2.1% Top 5 Tenants 77.8% IG Rated(2)(3) 16.2% Industrial & Distribution Overview Q1'26 Investor Presentation 23 Real Estate Portfolio United States 81% United Kingdom 12% Europe 5% Canada 2% Geographic Breakdown (% of Total SLR) 47% Total Portfolio 185 Properties 28.2M Square Feet 14% CPI Increases(1) 97% Leased 6.0 Years WALT 65% IG Tenants(1) 92% Rent Escalators(1) 1.7% Average Annual Rental Increase(1) 2.1% 3.4% 7.0% 12.1% 7.1% 38.2% 2026 2027 2028 2029 2030 2031+ Lease Maturity Schedule (% of SLR) 6.0 Years Weighted Average Lease Term Note: Portfolio Metrics as of March 31, 2026. 1. Based on annualized SLR. Refer to SLR definition included in footnotes on slide 18. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 15. 3. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR percentage of the top five tenants.

Top Five Retail Tenants Tenant Credit Rating Country % of Total SLR Actual: Baa3 U.S. 2.4% Actual: Baa1 U.S. 2.2% Actual: NR U.K. 2.1% Implied: Baa3 U.S. 2.0% Actual: Ba1 U.S. 1.4% Top 5 Tenants 65.3% IG Rated(2)(3) 10.1% 0.1% 1.6% 2.3% 1.5% 2.1% 8.5% 2026 2027 2028 2029 2030 2031+ Lease Maturity Schedule (% of SLR) Retail Overview Q1'26 Investor Presentation 24 Real Estate Portfolio United States 83% United Kingdom 12% Europe 5% Geographic Breakdown (% of Total SLR) 27% Total Portfolio(1) 573 Properties 6.5M Square Feet $109M SLR 97% Leased 6.7 Years WALT 48% IG Tenants(1) 77% Rent Escalators(1) 1.0% Average Annual Rental Increase (1) 6.7 Years Weighted Average Lease Term Note: Portfolio Metrics as of March 31, 2026. 1. Based on annualized SLR. Refer to SLR definition included in footnotes on slide 18. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 15. 3. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR percentage of the top five tenants.

Top Five Office Tenants Tenant Credit Rating Country % of Total SLR Actual: Aa3 Netherlands 2.9% Actual: Aa1 U.S. 2.9% Actual: A Luxembourg 1.5% Actual: Ba2 U.S. 1.3% Implied: Baa2 U.S. 1.1% Top 5 Tenants 86.6% IG Rated(3)(4) 9.7% Office Overview Q1'26 Investor Presentation 25 Real Estate Portfolio United States 50% Europe 34% United Kingdom 16% Geographic Breakdown (% of Total SLR) 26% Total Portfolio(1) 51 Properties 5.5M Square Feet $106M SLR 99% Leased 80% IG Tenants(1) 1.5% Average Annual Rental Increase(1) 88% Rent Escalators(1) 62% Mission Critical(2) 2.2% 1.9% 1.7% 2.3% 0.6% 5.2% 2026 2027 2028 2029 2030 2031+ Lease Maturity Schedule (% of SLR) 4.2 Years Weighted Average Lease Term Note: Portfolio Metrics as of March 31, 2026. 1. Based on annualized SLR. Refer to SLR definition included in footnotes on slide 18. 2. Mission critical includes HQ, Lab, and R&D facilities and is calculated based on square feet. 3. Refer to Investment Grade Rating definition included in the footnotes on slide 15. 4. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR percentage of the top five tenants.

Executive Team: Leading With Experience. Executing With Discipline. Michael Weil Chief Executive Officer & President Over 20 years of experience leading public REITs and real estate platforms, managing nearly $30 billion across healthcare, retail, office, and industrial assets, and guiding organizations through mergers & acquisitions, IPOs, and internalizations Q1'26 Investor Presentation 26 Leadership Chris Masterson Chief Financial Officer Over 20 years of finance and accounting experience, including senior leadership as CFO of multiple public REITs, with prior experience at Goldman Sachs and KPMG Jesse Galloway Executive Vice President & General Counsel Over 25 years of legal and executive experience representing major real estate companies and financial institutions, including 10 years as General Counsel and 15 years in private practice Ori Kravel Chief Operating Officer Over 15 years of experience in corporate strategy, capital markets, and operations within the public REIT sector, having executed over $15 billion in capital markets transactions and $30 billion in M&A transactions Jason Slear Executive Vice President Over 20 years of experience in acquisitions, dispositions, and leasing, with a track record of sourcing and closing more than $10 billion in single-tenant net lease transactions and over 10 million square feet of leasing activity

Board of Directors: Partnering with Management. Focused on Shareholders. Q1'26 Investor Presentation 27 Leadership Rob Kauffman Non-Executive Chairperson Co-founder of Fortress Investment Group and previously worked as a Managing Director at UBS, a Principal at BlackRock Financial and at Lehman Brothers M. Therese Antone Independent Director Currently serves as Chancellor of Salve Regina University, a position she has held since her appointment in 2009, and as Commissioner of the Rhode Island Ethics Commission Lisa Kabnick Independent Director Retired Partner at Troutman Pepper Hamilton Sanders LLP, and has also served as a member of the Board of Directors of The Philadelphia Inquirer since 2015 Leslie Michelson Independent Director Currently serves as Lead Independent Director of Franklin BSP Lending Corporation and formerly held the position of Chairman and CEO of Private Health Management, Inc. Michael J.U. Monahan Independent Director Currently serves as a Vice Chair at CBRE, where he has worked for more than 25 years, and previously held positions at Jones Lang Wootton and Cushman & Wakefield Stanley Perla Independent Director Previously served as a member of the Board of Directors and Chair of the Audit Committee of Madison Harbor Balanced Strategies, Inc., and is a former Partner at Ernst & Young, where he worked for 35 years P. Sue Perrotty(1) Independent Director Previously served as President and Chief Executive Officer of AFM Financial Services and Tower Health and held the role of Executive Vice President and head of Global Operations at First Union Corp for 28 years Gov. Edward G. Rendell(1) Independent Director Previously served two terms as the 45th Governor of the Commonwealth of Pennsylvania, and also served as Mayor of Philadelphia Leon C. Richardson Independent Director Founder, President, and Chief Operating Officer of The Chemico Group, one of the largest minority-owned chemical management and distribution companies in the U.S., and also serves on the Stellantis Advisory Council and the GM Inclusion Board Michael Weil Director Chief Executive Officer of Global Net Lease, Inc., since 2023, and a member of the Board of Directors since 2012. Previously served as CEO of The Necessity Retail REIT and as President of the Board of Directors of the Real Estate Investment Securities Association (now ADISA) 1. Subsequent to Q1’26, Governor Rendell and Sue Perrotty announced their intention to retire from the Board following the 2026 Annual Meeting of Stockholders.

Financial Definitions Non-GAAP Financial Measures This presentation includes various performance indicators and non-GAAP financial measures that we use to help us evaluate our performance, ability to incur and service debt, financial condition and results of operations. These non-GAAP financial measures include Funds from Operations (“FFO”), Core Funds from Operations (“Core FFO”), Adjusted Funds from Operations (“AFFO”), Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”), Net Operating Income (“NOI”), Cash Net Operating Income (“Cash NOI”) and Cash Paid for Interest. While NOI is a property-level measure, AFFO is based on total Company performance and therefore reflects the impact of other items not specifically associated with NOI such as, interest expense, general and administrative expenses and operating fees to related parties. Additionally, NOI does not reflect an adjustment for straight-line rent, but AFFO does include this adjustment. FFO, Core FFO, AFFO, Adjusted EBITDA, NOI and Cash NOI and pro forma presentations of the foregoing are financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Definitions of such non-GAAP measures can be found in the Company’s Q1 2026 earnings release for the quarter ended March 31, 2026, furnished as exhibit 99.1 to the Current Report on Form 8-K filed by Global Net Lease, Inc. (the “Company” or “GNL”) on May 5, 2026. Reconciliations of such non-GAAP measures for Q1 2026 to their nearest comparable GAAP measures can be found in the Appendix found within. Any non-GAAP financial measures used in this presentation are in addition to, and not meant to be considered superior to, or a substitute for, GNL’s financial statements prepared in accordance with GAAP. Additional information with respect to the Company is contained in its filings with the SEC and is available at the SEC's website, www.sec.gov, and on the Company’s website, https://www.globalnetlease.com/. Caution on Use of Non-GAAP Measures FFO, Core FFO, AFFO, Adjusted EBITDA, NOI, Cash NOI and Cash Paid for Interest should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP measures. Other REITs may not define FFO in accordance with the current National Association of Real Estate Investment Trusts (“NAREIT”) definition (as we do) or may interpret the current NAREIT definition differently than we do or may calculate Core FFO or AFFO differently than we do. Consequently, our presentation of FFO, Core FFO and AFFO may not be comparable to other similarly-titled measures presented by other REITs. We consider FFO, Core FFO and AFFO useful indicators of our performance. Because FFO, Core FFO and AFFO calculations exclude such factors as depreciation and amortization of real estate assets and gain or loss from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), FFO, Core FFO and AFFO presentations facilitate comparisons of operating performance between periods and between other REITs in our peer group. Q1'26 Investor Presentation 28 Appendix

Non-GAAP Reconciliations (Amounts in thousands) Three Months Ended 31-Mar-26 Net loss $(5,078) Depreciation and amortization 41,612 Interest expense 39,191 Income tax expense 1,642 EBITDA 77,367 Impairment charges 11,115 Equity-based compensation 4,042 Acquisition, transaction and other costs 4,387 Gain on dispositions of real estate investments (7,879) Gain on derivative instruments (3,065) Loss on extinguishment and modification of debt 1,707 Other income (174) Write offs of straight-line rent 2 Discontinued operations adjustments (3,283) Adjusted EBITDA 84,219 General and administrative 12,144 Write offs of straight-line rent (2) Discontinued operations adjustments — NOI 96,361 Amortization of above- and below- market leases and ground lease intangibles and right-of-use assets, net 1,106 Straight-line rent (680) Cash NOI 96,787 Cash Paid for Interest: Interest Expense – continuing operations $39,191 Non-cash portion of interest expense (2,260) Amortization of discounts on mortgages and senior notes (9,041) Total Cash Paid for Interest $27,890 Q1'26 Investor Presentation 29 Appendix

Non-GAAP Reconciliations (Amounts in thousands) Three Months Ended 31-Mar-26 Net loss attributable to common stockholders (in accordance with GAAP) $(16,014) Impairment charges 11,115 Depreciation and amortization 41,612 Gain on dispositions of real estate investments (7,879) Discontinued operations FFO adjustments (748) FFO (as defined by NAREIT) attributable to stockholders 28,086 Acquisition, transaction and other costs 4,387 Loss on extinguishment and modification of debt 1,707 Core FFO attributable to stockholders 34,180 Non-cash equity-based compensation 4,042 Non-cash portion of interest expense 2,260 Amortization related to above- and below- market lease intangibles and right-of-use assets, net 1,106 Straight-line rent (680) Eliminate unrealized gains on foreign currency transactions(1) (3,517) Amortization of discounts on mortgages and senior notes 9,041 Eliminate gains related to multi-tenant disposition receivable(2) (2,536) Adjusted funds from operations (AFFO) attributable to common stockholders $43,896 Weighted-average shares outstanding – Basic and Diluted 214,040 Net loss per share attributable to common shareholders $(0.08) FFO per share $0.13 Core FFO per share $0.16 AFFO per share $0.21 Dividends declared $41,159 Q1'26 Investor Presentation 30 Appendix 1. For AFFO purposes, we adjust for unrealized gains and losses. For the three months ended March 31, 2026, the gain on derivative instruments was $3.1 million, which consisted of unrealized gains of $3.5 million and realized losses of $0.4 million. 2. Represents adjustments to the fair value of the embedded derivative feature of the multi-tenant disposition receivable. We do not consider these adjustments to be indicative of our normal operating performance and have, accordingly, increased or (decreased) AFFO for these amounts.